AMENDED AND RESTATED RAILCAR LEASE AGREEMENT
This Amended and Restated Railcar Lease Agreement, dated as of March 25, 2009 (the “Lease”), is made by and between Bunge North America, Inc., a New York corporation (“Lessor”) and Southwest Iowa Renewable Energy, LLC, an Iowa limited liability company (“Lessee”).
WHEREAS, the parties previously entered into that certain Railcar Sublease Agreement dated as of June 25, 2007 (the “2007 Lease”) relating to Lessor’s provision of certain railcars (consisting of 325 tank cars and 300 grain hopper cars) for Lessee’s use in connection with its ethanol operations; and
WHEREAS, Lessor is leasing the Cars from a different railcar lessor (the “Equipment Lessor”) than contemplated in the 2007 Lease under the terms of a Lease Agreement with the Equipment Lessor (the “Equipment Lease”); and
WHEREAS, the parties have agreed to certain changes to the 2007 Lease to reflect Lessor’s purchase and subsequent sale/leaseback of the Cars, and therefore desire to amend and restate the 2007 Lease in its entirety;
NOW, THEREFORE, the parties agree as follows:
1.Lease Agreement; Reliance. Subject to the terms and conditions of this Lease and the Equipment Lease, Lessor shall furnish and Lease to Lessee, and Lessee shall accept and lease from Lessor, the railcars (each, a “Car” and collectively, the “Cars”) set forth on Riders 1 and 2 attached hereto.
2.Delivery. Except as provided otherwise in this Lease, Lessor agrees to deliver each Car to Lessee, freight charges collect, to Lessee’s facility in Council Bluffs, Iowa, and Lessee agrees to accept such delivery.
3.Condition of Cars – Acceptance.
(a)All cars delivered under this Lease shall be in compliance with all applicable laws and industry and government regulations and rules, including, without limitation, the Association of American Railroad Rules for the Interchange of Freight Cars (the “Interchange Rules”), in satisfactory condition for movement in the normal interchange of rail traffic, empty, clean, and free of residue; but Lessee shall be solely responsible for determining that cars are in proper condition for loading and shipment, except for those responsibilities which, under applicable law and regulations, have been assumed by the railroads. Lessee shall inspect cars promptly after they are delivered and shall notify Lessor in writing within three business days after delivery of its rejection of any car, and the specific reasons for such rejection. Failure by Lessee to inspect such cars within three business days after delivery, and/or the successful loading of any such car by Lessee, shall constitute acceptance of such car or cars, as the case may be, by Lessee. At Lessor’s request, Lessee shall deliver to Lessor an executed Certificate of Acceptance in the form of Exhibit A with respect to all Cars accepted by Lessee.
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(b)If Lessee rejects any car, Lessor shall have the right to have the rejected car inspected by an inspector acceptable to both Lessor and Lessee. The cost of such inspection will be paid by Lessor if the cause for rejection is affirmed by the inspector, otherwise such cost will be borne by Lessee. Lessee shall be deemed to have accepted any such car for which the inspector determines that good cause for rejection did not exist. The decision of the inspector shall be final and binding upon the parties.
(c)If Lessee properly rejects any car, Lessor shall promptly repair such car to the standards set forth in this Section 3 or promptly replace the car with another railcar reasonably acceptable to Lessee which meets such standards. In either event, Lessor shall deliver to Lessee the repaired or replaced car and Lessee shall have the right to accept or reject such car as provided in this Section 3.
(d)Lessee’s acceptance, however effected, shall be deemed effective as of the acceptance date and the monthly rentals as hereinafter set forth shall accrue from the acceptance date. Such acceptance shall presumptively establish that such Cars conform to the applicable standards set forth in this Lease and the Interchange Rules.
(e)For all Cars physically delivered to Lessee at its facility in Council Bluffs, Iowa before January 30, 2009, the test for acceptance shall be as set forth in Section 3 hereof. For all other Cars (which Cars are now fully constructed but, at Lessee’s request, have not been physically delivered to Lessee), notwithstanding anything herein to the contrary, Lessee is deemed to have accepted such Cars as of January 30, 2009.
4.Rentals. Lessee agrees to pay to Lessor for the use of each Car the monthly rental set forth in the applicable Rider from the date such Car is accepted by Lessee until such car is returned to Lessor, as hereinafter provided in Section 18. The rental shall be payable in U.S. Dollars and in advance on or before the first day of each calendar month (provided, that the rental for each car for the month in which it is accepted shall be prorated for the number of days, including the day of acceptance, remaining in such month at a daily rate based upon a 365 day year and shall be payable on or before the first day of the next succeeding month) to Lessor at 11720 Borman Drive, St. Louis, MO 63146, or at such other address as Lessor may specify by written notice to Lessee. Except as set forth in this Lease, rental shall be paid without deduction, set-off or counterclaim.
5.Mileage Allowance. Lessor shall use commercially reasonable efforts to collect all mileage earned by the Cars, and, subject to all rules of the tariffs of the railroads, Lessor shall credit to Lessee’s rental account such mileage as and when received during the term of this Lease. Lessee agrees to promptly refund to Lessor any mileage allowances that are reclaimed by the railroads upon Lessee’s receipt of notice therefor together with reasonably acceptable documentation from the railroads that any such mileage allowance has been reclaimed.
6.Term. This Lease shall be effective as dated and will expire upon the completion of the leasing arrangement shown on the attached Riders of the last Car or Cars covered thereunder. The Lease term, with respect to all Cars covered by a particular Rider, shall

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commence on the average date of delivery of the Cars covered by such Rider; and shall terminate as specified in such Rider, unless sooner terminated in accordance with provisions of this Lease.
7.Use and Possession. Subject to the obligations of Lessor under the Equipment Lease, throughout the continuance of this Lease so long as Lessee is not in default under this Lease, Lessee shall be entitled to possession of each Car from the date the Lease becomes effective as to such Car; and shall use such Car only in the manner for which it was designed and intended, and so as to subject it only to ordinary wear and tear; provided, however, that Lessee agrees that the Cars shall at all times be used: (a) in conformity with all Interchange Rules; (b) in compliance with the terms and conditions of this Lease; and (c) only in the continental United States, Canada and Mexico, provided that in no event shall the Cars be used in a location excluded from coverage by any insurance policy required to be maintained under this Lease, and provided further that in no event will more than 50% of the aggregate number of Cars leased hereunder be, at any time, located in Mexico. In the event any Car is used by Lessee outside of the continental United States, for any reason whatsoever, Lessee shall assume full responsibility (and reimburse Lessor and/or Equipment Lessor) for all costs, taxes (other than taxes on the income of Lessor), duties or other charges incidental to such use, including costs incurred in returning the car to the continental United States. Lessor shall promptly furnish Lessee with copies of all receipts, invoices or other requests for payment that it receives with respect to such costs, taxes, duties or other charges.
8.Empty Mileage Indemnification. Lessee will use its best efforts to use the Cars such that their total mileage under load will equal or exceed their mileage empty on each railroad over which the Cars move. Should the empty mileage exceed the loaded mileage such that Lessor is obligated to pay for such excess at the rate and at the time established by the tariff of the railroad on which such excess of empty miles has accrued, then Lessee shall reimburse 100% of such amount to Lessor. For the purpose of this Section 8, the railroad mileage reports received by Lessor shall be prima facie evidence of the facts reported therein.
9.Additional Charges by Railroads. Lessee agrees to use the Cars, upon each railroad over which Cars shall move, in accordance with the then prevailing tariffs to which each railroad shall be a party; and if the operation or movements of any of the Cars during the term hereof shall result in any charges being made against Lessor and/or Lessor by any such railroad, Lessee shall pay to Lessor the amount of such charges within the period prescribed by and at the rate and under the conditions of the then prevailing tariffs. Lessee agrees to indemnify Equipment Lessor and Lessor against any such charges. Lessee shall be liable for any switching, demurrage, track storage, detention or special handling charges imposed on any Car during the term hereof, except (i) charges incurred while the car is en route to a shop for maintenance or repairs that are Lessor’s responsibility under this Lease or (ii) charges incurred as a result of Lessor’s failure to perform its obligations under this Lease.
10.Lessee’s Right To Transfer or Lease. Lessee shall not transfer, lease or assign any Car or any of its interests and obligations pursuant to this Lease without Lessor’s prior written consent, and any attempted transfer, lease or assignment without such consent shall be void and ineffective against Lessor and Equipment Lessor. No transfer, lease or assignment of

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the Lease, or of any Car, shall relieve Lessee from any of its obligations to Lessor under this Lease. This Lease shall be binding upon the parties hereto and their respective successors and assigns.
11.Maintenance Responsibility.
(a)Subject to the other terms of this Lease, Lessor will maintain the Cars, at its sole cost and expense, in good working order, condition and repair according to applicable law and regulations, including, without limitation, the Interchange Rules. Lessee agrees to notify Lessor promptly, after learning that any Car is damaged or in need of repair, and to forward such Cars and any other Cars subject to this Lease to shops as directed by Lessor for repairs and/or periodic maintenance and inspections. No repairs to any of the Cars shall be made by Lessee without Lessor’s prior written consent, except that Lessee shall, at its expense, replace any removable part (dome covers, hatch covers, outlet caps, etc.) if lost or broken. Running repairs (as specified in the Interchange Rules) may be performed by railroads or hauling Carriers without prior consent. Replacement or repair of any parts, equipment and/or accessories on any of the Cars shall be with parts, equipment and/or accessories that are of like kind and of at least equal quality to those being replaced or repaired, unless otherwise agreed in writing by the parties.
(b)On tank Cars, Lessee will be responsible for maintenance and replacement of all movable parts, including angle valves and check valves and, if such Cars are so equipped, thermometer wells, gauging devices, regulator valves, safety heads and top unloading valves. On hopper Cars, Lessee will be responsible for inspection and cleaning of the operating mechanisms of the outlets, hatches, dome covers, and special fittings on such Cars leased herein, and damage to such outlets, hatches, dome covers, special fittings or the operating mechanisms will be repaired for the account of Lessee.
(c)When a Car is placed in a shop for maintenance or repair as provided in this Lease, the rental charges shall cease on date of arrival in the shop, except in the case where a Car arrives without advance notice of defects from Lessee, in which case rental charges will cease on communication of such defects to Lessor from Lessee, and shall be reinstated on the date that maintenance and repairs have been completed and the Car is forwarded from the shop or on the date that the Car is ready to leave, awaiting disposition instructions from Lessee. If any Car is derailed and requires repairs, the rental charges for such Car will cease effective as of the date of the derailment and will resume as of the date the Car is forwarded from the repair shop. If any repairs are required as a result of the misuse by or negligence of Lessee or its consignee, agent or Lessee or while on a railroad that does not subscribe to, or fails to meet its responsibility under the Interchange Rules, the rental charges shall continue during the repair period, and Lessee agrees to pay Lessor for the cost of such repairs. If any repairs are required while on any private siding or track or any private or industrial railroad, the rental charges shall continue during the repair period.

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12.Loss or Destruction.
(a)If any of the Cars shall be completely destroyed, or if the physical condition of any Car shall become such that the Car cannot be operated in railroad service, as determined by Lessor, rental will cease as to such Car as of the date on which such event occurred. Lessor may cancel this Lease as to such Car as of the date on which such event occurred, or may substitute another Car reasonably acceptable to Lessee within a reasonable period of time. Lessee shall notify Lessor of the occurrence of any such event within three business days after learning of such event. In the event of such substitution, the substituted Car shall be held pursuant to all the terms and conditions of this Lease. Lessee agrees that if a Car is lost or destroyed or is in such physical condition that it cannot be operated in railroad service by reason of misuse or negligence of Lessee or its consignee, agent or Lessee or while on a railroad that does not subscribe to the Interchange Rules or while on any private siding or track or any private or industrial railroad, Lessee will pay Lessor, in cash, the depreciated value of such Car as determined by Rule #107 of the Interchange Rules within 15 days following a request by Lessor for such payment. Any amount payable by Lessee to Lessor pursuant to this Section 12 shall be reduced by any amounts received by Lessor from any third party responsible for such loss, destruction or damage. Lessee shall be subrogated to the rights of Lessor against any person to the extent that the actions or omissions of such person caused Lessee to incur liability under this Section 12, and Lessor shall cooperate fully with Lessee in its pursuit of these subrogation rights. Lessor and Lessee shall cooperate with and assist each other in any reasonable manner requested, but without affecting their respective obligations under this Section 12 or Section 22, to establish proper claims against parties responsible for the loss, destruction of or damage to, the Cars. With respect to any Car for which Lessor has received payment from Lessee of the depreciated value, Lessor shall, at Lessee's request, use commercially reasonable efforts to cause Equipment Lessor to execute and deliver to Lessee a bill of sale transferring to Lessee, free and clear of all security interests and other liens, all of Equipment Lessor’s right, title and interest in and to such Car, as well as all claims and rights Equipment Lessor may have against any manufacturer, supplier, vendor, repairer, Carrier or dealer of such Car, and any part thereof.
(b)Lessee shall obtain commercial general liability insurance against claims for bodily injury, death or third party property damage, designating Lessor and Equipment Lessor as additional insureds with respect to Lessee's operation and use of the Cars under this Lease in an amount of not less than $10 million per occurrence. The insurance coverage shall:
(i)be valid for the term of this Lease as defined in Section 6;
(ii)be primary without any right of contribution from any other insurance that is carried by Lessee, any Insured Party (as defined below) or any other person;
(iii)expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and shall waive any right of subrogation of the insurers (including any right of the insurers to set-off or counterclaim or any other deduction) against the Insured Parties;

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(iv)name the following parties under the Equipment Lease as additional insureds: Lessor, Equipment Lessor, Trust Company (in its individual capacity and as Owner Trustee), Owner Participant, the Loan Participants and the Indenture Trustee (the “Insured Parties”);
(v)provide that the insurers agree that such coverage is extended to insure the Cars for liability purposes; and
(vi)provide that the respective interests of the Insured Parties shall not be invalidated by any act of negligence of or breach of warranty or representation by Lessee, any other additional insured, or any other person having an interest in the Cars.
(c)Lessee shall endeavor to provide 30-days advance written notice to Lessor of any policy cancellation, other than cancellation for failure to pay premiums (which shall require only 10 days advance notice), respecting the Cars or any Insured Party. Lessee shall deliver to Lessor, Indenture Trustee, the Loan Participants and Owner Participant on or before each Funding Date and not less often than annually thereafter, a certificate of insurance, substantially in the same form as delivered by Lessee to such parties on each Funding Date except for the changes in the report or the coverage consistent with the terms hereof.
(d)Lessee shall be solely responsible for any and all payments under the insurance policy. If Lessee does not comply with its obligations under this Section 12(b), Lessor may obtain insurance for the Cars itself, at the sole expense and responsibility of Lessee. Any payment received by Lessor from the insurance company shall be credited to the amount that Lessee is obligated to pay under Section 12(a), unless such insurance policy has been obtained by Lessor or Lessor has paid any premium under such insurance policy.
13.Loss of Commodity. Lessor shall not be liable for any loss of, or damage to, commodities, or any part thereof, loaded or shipped in or on any of the Cars however such loss or damage shall be caused or shall result. Lessee agrees to assume responsibility for, to indemnify Lessor against, and to save it harmless from any such loss or damage or claim therefor.
14.Damage to Car by Commodity. Lessee shall be liable for damage to any Car covered by this Lease, whether or not due to Lessee’s negligence, if caused by or as a result of the commodity loaded therein or caused by trying to remove product from the Cars during the Lease term. Lessee assumes responsibility for such damage to any Car, including without limitation, as applicable, for tank Cars, to the tank, fittings or appurtenances thereto, ordinary wear and tear (including for any interior linings) excepted, and for covered hopper Cars, any damage to the exterior of the Cars including without limitation, hammer damage or similar damage to the side of the Cars and cracked paint and rust on the exterior of the Car, ordinary wear and tear excepted. Hammer damage, cracked paint and rust will not be considered ordinary wear and tear. Lessee will use the Cars for the transportation and handling of commodities which will not injure the Cars.

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15.Alteration and Lettering. Lessee will not in any way alter the physical structure of the Cars without the advance approval, in writing, of Lessor. Lessee shall cause each Car to be kept stenciled with the reporting mark as shall be set forth in this Lease or any applicable Rider. Except as otherwise contemplated herein, Lessee shall place no lettering or marking of any kind upon the Cars without Lessor’s prior written consent.
16.Linings and Coatings. The application, maintenance and removal of interior protective linings and coatings in Cars so equipped is to be at the expense of Lessee. Commodity or mechanical damage to such linings or coatings shall be for the account of Lessee.
17.Interior Preparation for Commodities. Any cleaning or special preparation of the interior of Cars to make them suitable for the shipment of commodities by or for Lessee during the term of the Lease shall be done at Lessee’s expense unless otherwise agreed.
18.Return of Cars – Cleaning. At the expiration of the Lease term as provided in the applicable Rider, Lessee shall, at its expense, return the Cars described in that Rider to Lessor or its designee at a point designated by Lessor, empty, clean and free from residue (including, without limitation, sludge, heel or other similar materials) for use in the type of service for which the Cars were used hereunder, and in the same condition as the Cars were in when delivered, except for: (i) normal wear and tear and (ii) those items that were Lessor’s obligation to maintain and repair. At the expiration of the Lease term, should cleaning be required to place the Car in the condition required hereunder, Lessee shall bear the full cost of cleaning and the rental shall continue until the Car is so cleaned.
19.Modifications. If, at any time after Lessee’s acceptance of a Car, the Federal Railroad Administration or any other governmental agency or non-governmental organization having jurisdiction over the operation, safety or use of such Car, requires that Lessor modify such Car to qualify it for operation in railroad interchange, Lessor shall promptly perform all required modifications and the cost of those modifications shall be reflected in an increase in the monthly rental rate per Car according to the rental escalation formula shown on the Rider for that Car. Rental charges will cease on the first day the Car is no longer in Lessee’s service and will be reinstated on the date the Car has been modified and is forwarded from the shop. If Lessor, in its sole discretion, elects to remove a Car from Lessee’s service rather than make such a modification, the rent with respect to such Car shall terminate upon the date specified in writing by Lessor, provided that such date must be prior to the date such modification is required to be made.
20.High Mileage and Weight Limitation. Since the rentals and other terms of this Lease are based on normal usage of Cars in non-unit train or other non-high mileage operations, Lessee agrees not to use the Cars in unit train or other designated high mileage usage without prior written consent of Lessor. Each Car will be subject to a surcharge shown on the applicable Rider for all excess miles. Lessee shall not exceed the weight limitations prescribed for operation of Cars in unrestricted interchange service as set forth under Interchange Rule 91. Lessee shall not load any of the Cars in excess of the load limit stenciled thereon or any load limit prescribed by tariff, circular, or regulation.

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21.Use of Cars on Certain Roads Under AAR Circular OT5. Upon the written request of Lessee (which request shall name the railroads involved), Lessor shall use reasonable best efforts to obtain from each named railroad authority to place the Cars (other than tanks) in service under the provisions of AAR Circular OT-5 as promulgated by the AAR and all supplements thereto and reissues thereof (such authority hereinafter called “consent(s)”). Lessee shall furnish to Lessor such information as is necessary to apply for and obtain such consents. Lessor, however, shall not be liable for failure to obtain such consents for any reason whatsoever and this Lease shall remain in full force and effect notwithstanding any failure of Lessor to obtain such consents.
22.Indemnifications.
(a)Lessee shall defend (if such defense is tendered to Lessee), indemnify and hold Lessor and Equipment Lessor harmless from and against and does hereby release Lessor and Equipment Lessor from all claims, suits, liabilities, losses, damages, costs and expenses, including reasonable attorney’s fees, in any way arising out of, or resulting from, the storage, use or operation of the Cars during the term of this Lease, except to the extent: (i) the same arises from or is related to the negligence or willful misconduct of Equipment Lessor and/or Lessor, or either of their employees or agents, (ii) a railroad or other third party has assumed full responsibility and satisfies such responsibility, (iii) the same arises from or is related to Lessor’s failure to perform its obligations under this Lease, (iv) the same accrues with respect to any Car while such Car is in a repair shop undergoing maintenance and repairs, or (v) the same arises from or is related to the use or condition of the Cars prior to being in Lessee’s service under this Lease.
(b)Lessor shall defend (if such defense is tendered to Lessor), indemnify and hold Lessee harmless from and against and does hereby release Lessee from all claims, suits, liabilities, losses, damages, costs and expenses, including reasonable attorney’s fees, in any way arising out of, or resulting from, the repair and maintenance of the Cars during the term of this Lease, except to the extent: (i) the same arises from or is related to the negligence or willful misconduct of Lessee, its employees or agents, (ii) a railroad or other third party has assumed full responsibility and satisfies such responsibility, or (iii) the same arises from or is related to Lessee’s failure to perform its obligations under this Lease.
23.Taxes and Liens. Lessee shall not be liable for any Federal, State or other governmental property taxes assessed or levied against the Cars, except that (i) Lessee shall be liable for and pay such taxes when the Cars bear Lessee’s reporting marks and numbers and (ii) Lessee shall be liable for and shall pay or reimburse Lessor for the payment of any sales, use, leasing, operation, excise, gross receipts and other taxes with respect to the Cars (together with any penalties, fines or interest thereon), duties, imposts, taxes, investment tax credit reductions and similar charges arising out of Lessee’s use of Cars outside the continental United States, except to the extent levied or assessed on Lessor’s income. Lessee acknowledges and agrees that by the execution of this Lease it does not obtain, and by payments and performance hereunder it does not, and will not, have or obtain any title to the Cars or any property right or interest therein, legal or equitable, except solely as Lessee hereunder and subject to all of the terms

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hereof. Lessee shall keep the Cars free from any liens or encumbrances created by or through Lessee.
24.Defaults and Remedies. If (a) Lessee defaults in the payment of any sum of money to be paid under this Lease and such default continues five days after written notice to Lessee of such default, or (b) Lessee fails to perform any covenant or condition required to be performed by Lessee, which failure shall not be remedied within ten days after written notice thereof by Lessor to Lessee or (c) Lessee shall dissolve, make or commit any act of bankruptcy or if any proceeding under any bankruptcy or insolvency statute or any laws relating to relief of debtors is commenced by Lessee or if any such proceeding is commenced against Lessee and same shall not have been stayed, vacated, removed or dismissed within 60 days after the date of the filing thereof or (d) a receiver, trustee or liquidator is appointed for Lessee or for all or a substantial part of Lessee’s assets with Lessee’s consent or, if without Lessee’s consent, the same shall not have been stayed, vacated, removed or dismissed within 60 days after the date of the appointment thereof or if a writ of attachment or execution is levied on any Car as a result of a judgment against Lessee and the same is not stayed, vacated or discharged within 30 days thereafter, or (e) Lessee fails to keep all of the Cars free from any lien or encumbrance arising by, through or under it which may encumber or otherwise affect title to any Car, and within 20 days after Lessee receives written notice of any such lien or encumbrance, Lessee has not discharged such lien or encumbrance, Lessor may exercise one or more of the following remedies with respect to the Cars:
1.    Immediately terminate this Lease and Lessee’s rights hereunder;
2.    Require Lessee to return the Cars to Lessor at Lessee’s expense, and if Lessee fails to so comply, Lessor may take possession of such Cars without demand or notice and without court order or legal process. Lessee acknowledges that it may have a right to notice of possession and the taking of possession with a court order or other legal process. Lessee, however, knowingly waives any right to such notice of possession and the taking of such possession without court order or legal process;
3.    Lease the Cars to such persons, at such rental, and for such period of time as Lessor shall elect. Lessor shall apply the proceeds from such leasing, less all costs and expenses reasonably incurred in the recovery, repair (if such repairs are otherwise Lessee’s obligation under this Lease), storage and renting of such Cars, toward the payment of Lessee’s obligations hereunder. Lessee shall remain liable for any deficiency, which, at Lessor’s option, shall be paid monthly as suffered or immediately, or at the end of the Lease term as damages for Lessee’s default;
4.    Bring legal action to recover all rent or other amounts then accrued or thereafter accruing from Lessee to Lessor under any provisions hereunder;
5.    Pursue any other remedy which Lessor may have.

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Each of the foregoing remedies is cumulative and may be enforced separately or concurrently, and in addition to any other remedy referred to herein or otherwise available to Lessor in law or equity, and action upon one such remedy shall not be deemed to constitute an election or waiver of the other remedies or rights of action. Any repossession or sale of any Car by Lessor shall not bar an action for a deficiency as herein provided and the bringing of an action or entering of a judgment against Lessee shall not bar Lessor’s right to repossess any or all of the Cars. In the event of default, Lessee shall pay to Lessor upon demand all costs and expenses, including reasonable attorneys’ fee expended by Lessor in the enforcement of its rights and remedies hereunder, and Lessee shall pay interest on any amount owing to Lessor from the time such amount becomes due hereunder at a rate per annum equal to one and one-half percentage points (1.5%) above the prime rate of JPMorgan Chase Bank N.A. (or its successor), such rate to be reduced, however, to the extent it exceeds the maximum rate permitted by applicable law. In addition, Lessee shall, without expense to Lessor, assist Lessor in repossessing the Cars.
If Lessee fails to perform any of its obligations hereunder, Lessor, at Lessee’s expense, and without waiving any rights it may have against Lessee for such nonperformance, may, with prior written notice to Lessee, itself render such performance. Lessee shall reimburse Lessor on demand for all sums so paid by Lessor on Lessee’s behalf, together with interest at a rate per annum equal to one and one-half percentage points (1.5%) above the prime rate of JPMorgan Chase Bank N.A. (or its successor), such rate to be reduced, however, to the extent it exceeds the maximum rate permitted by applicable law.
25.Lessor’s or Equipment Lessor’s Right to Assign; Subordination. All of Lessee’s rights under this Lease are subject and subordinate to the rights of the Equipment Lessor set forth in this Section 25. All rights of Lessor may be assigned to the Equipment Lessor (or any related indenture trustee) as security for Lessor’s obligations under the Equipment Lease. All rights of Equipment Lessor in the Equipment Lease may be assigned, pledged, mortgaged, leased, transferred or otherwise disposed of, either in whole or in part, and/or Equipment Lessor may assign, pledge, mortgage, lease, transfer or otherwise dispose of title to the Cars, with or without prior notice to Lessor or Lessee. In the event of any such assignment, pledge, mortgage, lease, transfer or other disposition, the Equipment Lease and all rights of Lessor thereunder, and all rights of Lessee in this Lease, will be subject and subordinate to the terms, covenants and conditions of any assignment, pledge, mortgage, lease, or other agreements covering the Cars heretofore or hereafter created and entered into by Equipment Lessor, its successors or assigns and to all of the rights of any such assignee, pledgee, mortgagee, lessor, transferee or other holder of legal title to or security interest in the Cars. At the request of Equipment Lessor or any assignee, pledgee, mortgagee, lessor, transferee or other holder of the legal title to or security interest in the Cars may, if applicable, place on each side of each Car, in letters not less than one inch in height, the words “Ownership Subject to a Security Lease Filed with the Surface Transportation Board” or other appropriate words reasonably requested. In the event that Equipment Lessor assigns its interest in the Equipment Lease, Lessee, at the request of Lessor, shall execute and deliver to Equipment Lessor and Lessor an Acknowledgment of Assignment in substantially the form attached hereto as Exhibit A.

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26.Warranties. EXCEPT AS OTHERWISE PROVIDED IN THIS LEASE, LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO THE CONDITION, MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE OR ANY OTHER MATTER CONCERNING THE CARS. Lessee shall be solely responsible for determining that the specifications and design of any Car are appropriate for the commodities loaded therein.
27.Right of Inspection and Notices. Lessor, Equipment Lessor (including any related indenture trustee, noteholders, or owner participant), or any of their assignees or representatives, shall, at any reasonable time and without interfering with Lessee’s operations, have the right to inspect the Cars, and, upon reasonable advance notice (which may be verbal) and during ordinary business hours, all books and records of Lessee that relate to the Cars, by its authorized representative wherever they may be located for the purpose of determining compliance by Lessee with its obligations hereunder. Lessee shall use commercially reasonable efforts to obtain permission, if necessary, for Lessor or its representative to enter upon any premises where the Cars may be located. Lessee shall notify Lessor, in writing, within three business days after any attachment, lien (including any tax and mechanics’ liens) or other judicial process arising by, through or under Lessee attaches to any of the Cars.
28.Miscellaneous. This Lease, together with any and all exhibits attached hereto, constitutes the entire agreement between Lessor and Lessee with respect to the subject matter addressed herein, and it shall not be amended, altered or changed except by written agreement signed by the parties hereto. No waiver of any provision of this Lease or consent to any departure by either party therefrom shall be effective unless the same shall be in writing, signed by both parties and then such waiver of consent shall be effective only in the specific instance and for the purpose for which it was given.
1.    Governing Law. This Lease shall be interpreted under and performance shall be governed by the laws of the State of Illinois.
2.    Conflict with Interchange Rules. In the event the Interchange Rules conflict with any provision of this Lease, this Lease shall govern.
3.    Exhibits. All exhibits attached hereto are incorporated herein by this reference.
4.    Payments. All payments to be made under this Lease shall be made at the address set forth in Section 4.
5.    Severability. If any term or provision of this Lease or the application thereof shall, to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Lease, and this Lease shall be valid and enforced to the fullest extent permitted by law.
6.    Headings. The headings that have been used to designate the various Sections and Articles hereof are solely for convenience in reading and ease of reference

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and shall not be construed in any event or manner as interpretative or limiting the interpretation of the same.
7.    Governmental Laws. Lessor shall comply with all governmental laws, rules, regulations, requirements and the Interchange Rules (herein collectively referred to as the “Rules”) with respect to the repair and maintenance of the Cars and any part thereof. Lessee shall comply with all Rules with respect to the use, operation and maintenance of any interior lading protective devices, special interior linings or removable parts. Lessee, at its expense, shall further comply with the Rules in the event such Rules require a change or replacement of such devices, linings or parts.
8.    Survival. All indemnities contained in this Lease shall survive the termination hereof, but only with respect to indemnified claims that accrue with respect to events occurring prior to the expiration or earlier termination of this Lease. In addition, the obligation to pay any deficiency, as well as the obligation for any and all other payments hereunder shall survive the termination of this Lease or the Lease contained herein.
29.Addressing of Notices. All notices and other communications required or permitted by this Agreement shall be in writing and deemed given to a party when (a) delivered by hand or by nationally recognized overnight courier service; (b) sent by facsimile with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee if sent by certified mail, return receipt requested, in each case (a) - (c) to the following addresses or facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, or person as a party may designate by notice to the other party):

Lessor to Lessee: TO: Southwest Iowa Renewable Energy LLC 2101 42nd Avenue Council Bluffs, Iowa 51501 Fax No. (712) 366-0394 ATTN: Chief Executive Officer	Lessee to Lessor: Bunge North America, Inc. 11720 Borman Drive St. Louis, Missouri 63146-1000 Fax No. (314) 292-4276 ATTN: Darrell R. Wallace Vice President Transportation

30.Administration of Lease. Lessee agrees to make available to Lessor information concerning the movement of the Cars reasonably required for the efficient administration of this Lease. Lessee agrees to cooperate with Lessor for the purpose of complying with any reasonable requirements of any lender, the Surface Transportation Board or the provisions of Article 9 of the Uniform Commercial Code provided such cooperation does not materially affect the rights, obligations or liabilities of Lessee hereunder.
31.Recordation of Lease. If Lessor or Equipment Lessor elect or are required to record a memorandum of this lease with the Surface Transportation Board, then Lessee will cooperate with the preparation, execution, and filing of such memorandum.
[signatures on following page]
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed and delivered as of the day and year first above written.

Error! Unknown document property name.    12

Lessor: BUNGE NORTH AMERICA, INC. By: /s/ Eric Hakmiller Title: Vice President Bunge Biofuels	Lessee: SOUTHWEST IOWA RENEWABLE ENERGY, LLC By: /s/ Karol King Title: Chairman of the Board

Error! Unknown document property name.    13

Rider No: 001 to Railcar Lease Agreement
It is hereby agreed as of March 25, 2009 that this Rider shall become part of the Amended and Restated Railcar Lease Agreement, dated as of March 25, 2009 (the “Lease”), between Bunge North America, Inc. (“Lessor”) and Southwest Iowa Renewable Energy, LLC (“Lessee”), and that the Cars described herein shall be placed in Lessee’s service, subject to the following terms and conditions:
Capitalized Terms: All capitalized terms defined in the Lease shall have the meanings defined therein when used in this Rider No. 001 except that the term “Cars” as used herein shall only refer to the railcars described in this Rider.
Number of Cars: Three hundred (300).
Description: 6,351 cu. ft. covered hopper cars with gravity outlet gates and with 286,000 pound gross load weight capacity.
Car Initials and Numbers: See Schedule 1 attached hereto.
Lease Rental Rate: $* per Car per month, subject to the following provisions:
(a)    If Lessor is required to modify a Car in accordance with Section 19 of the Lease, then the Lease Rental Rate will increase by $* for each $* cost incurred by Lessor in the course of making modifications.
(b)    In accordance with Section 20 of the Lease, in the event that a Car travels more than 35,000 miles (empty and loaded) in Lessee’s service during any calendar year, Lessee shall pay Lessor $* per mile for each mile over * traveled by such Car.
Impact Damage: Impact damage resulting from striking the car with hammers, lances, sledges, or other such mechanical device shall not be considered normal wear and tear to the extent such damage results in (a) cracks, punctures, or tears of the steel sheet, or (b) dents to the steel sheet exceeding one inch (1”) in depth, or (c) penetration of the exterior paint film exposing the steel sheet to the elements; all of the preceding enumerated items shall collectively be defined as “Lessee Responsibility Damage”. Lessee Responsibility Damage shall be repaired at Lessee’s expense by means of straightening dents, welding any cracks, patching punctures or tears, and spot painting any repaired or exposed surfaces.
Weight Limitation: Lessee shall not exceed the weight limitations prescribed for operation of cars in unrestricted interchange service as set forth under AAR Interchange Rule 70.
Minimum Rental Period: The minimum rental period for the Cars Leased hereunder shall be 120 months, and the Cars shall continue under Lease thereafter for successive one (1) month terms, at the same rate and under the same conditions, unless notice, in writing, requesting cancellation shall be given by either party to the other at least 30 days prior to expiration of the initial term or
* Portion omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K (17 CFR § 229.601(b)(10)(iv)) because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Error! Unknown document property name.    14

any successive term for Cars covered by this Rider. Thereafter, this Rider shall terminate automatically upon the date of release of the last Car covered by this Rider.
Miscellaneous: The parties acknowledge that all of the Cars to be Leased under this Rider are being built and will be delivered to Lessee’s service as released from the manufacturer.
[signatures on following page]
IN WITNESS WHEREOF, the parties hereto have caused this Rider to be executed and delivered as of the day and year first above written.

Error! Unknown document property name.    15

Lessor: BUNGE NORTH AMERICA, INC. By: /s/ Eric Hakmiller Title: Vice President Bunge Biofuels	Lessee: SOUTHWEST IOWA RENEWABLE ENERGY, LLC By: /s/ Karol King Title: Chairman of the Board

Error! Unknown document property name.    16

Schedule 1 to Rider No: 001 to Railcar Lease Agreement

Error! Unknown document property name.    17

BNGX	20003
BNGX	20007
BNGX	20011
BNGX	20014
BNGX	20022
BNGX	20028
BNGX	20029
BNGX	20030
BNGX	20031
BNGX	20032
BNGX	20036
BNGX	20038
BNGX	20040
BNGX	20041
BNGX	20042
BNGX	20046
BNGX	20049
BNGX	20051
BNGX	20054
BNGX	20055
BNGX	20057
BNGX	20058
BNGX	20059
BNGX	20061
BNGX	20062
BNGX	20063
BNGX	20065
BNGX	20067
BNGX	20068
BNGX	20073
BNGX	20077
BNGX	20081
BNGX	20086
BNGX	20094
BNGX	20098
BNGX	20101
BNGX	20104
BNGX	20107
BNGX	20108
BNGX	20109
BNGX	20114
BNGX	20116
BNGX	20118
BNGX	20119

Error! Unknown document property name.    18

BNGX	20120
BNGX	20124
BNGX	20126
BNGX	20127
BNGX	20128
BNGX	20129
BNGX	20131
BNGX	20132
BNGX	20133
BNGX	20134
BNGX	20135
BNGX	20136
BNGX	20137
BNGX	20138
BNGX	20139
BNGX	20140
BNGX	20141
BNGX	20142
BNGX	20143
BNGX	20144
BNGX	20145
BNGX	20146
BNGX	20147
BNGX	20148
BNGX	20149
BNGX	20150
BNGX	20151
BNGX	20152
BNGX	20153
BNGX	20154
BNGX	20155
BNGX	20156
BNGX	20157
BNGX	20158
BNGX	20159
BNGX	20160
BNGX	20161
BNGX	20162
BNGX	20163
BNGX	20164
BNGX	20165
BNGX	20166
BNGX	20167
BNGX	20168

Error! Unknown document property name.    19

BNGX	20169
BNGX	20170
BNGX	20171
BNGX	20172
BNGX	20173
BNGX	20174
BNGX	20175
BNGX	20176
BNGX	20177
BNGX	20178
BNGX	20179
BNGX	20180
BNGX	20181
BNGX	20182
BNGX	20183
BNGX	20184
BNGX	20185
BNGX	20186
BNGX	20187
BNGX	20188
BNGX	20189
BNGX	20190
BNGX	20191
BNGX	20192
BNGX	20193
BNGX	20194
BNGX	20195
BNGX	20196
BNGX	20197
BNGX	20198
BNGX	20199
BNGX	20200
BNGX	20201
BNGX	20202
BNGX	20203
BNGX	20204
BNGX	20205
BNGX	20206
BNGX	20207
BNGX	20208
BNGX	20209
BNGX	20210
BNGX	20211
BNGX	20212

Error! Unknown document property name.    20

BNGX	20213
BNGX	20214
BNGX	20215
BNGX	20216
BNGX	20217
BNGX	20218
BNGX	20219
BNGX	20220
BNGX	20221
BNGX	20222
BNGX	20223
BNGX	20224
BNGX	20225
BNGX	20226
BNGX	20227
BNGX	20228
BNGX	20229
BNGX	20230
BNGX	20231
BNGX	20232
BNGX	20233
BNGX	20234
BNGX	20235
BNGX	20236
BNGX	20237
BNGX	20238
BNGX	20239
BNGX	20240
BNGX	20241
BNGX	20242
BNGX	20243
BNGX	20244
BNGX	20245
BNGX	20246
BNGX	20247
BNGX	20248
BNGX	20249
BNGX	20250
BNGX	20251
BNGX	20252
BNGX	20253
BNGX	20254
BNGX	20255
BNGX	20256

Error! Unknown document property name.    21

BNGX	20257
BNGX	20258
BNGX	20259
BNGX	20260
BNGX	20261
BNGX	20262
BNGX	20263
BNGX	20264
BNGX	20265
BNGX	20266
BNGX	20267
BNGX	20268
BNGX	20269
BNGX	20270
BNGX	20271
BNGX	20272
BNGX	20273
BNGX	20274
BNGX	20275
BNGX	20276
BNGX	20277
BNGX	20278
BNGX	20279
BNGX	20280
BNGX	20281
BNGX	20282
BNGX	20283
BNGX	20284
BNGX	20285
BNGX	20286
BNGX	20287
BNGX	20288
BNGX	20289
BNGX	20290
BNGX	20291
BNGX	20292
BNGX	20293
BNGX	20294
BNGX	20295
BNGX	20296
BNGX	20297
BNGX	20298
BNGX	20299
BNGX	20300

Error! Unknown document property name.    22

BNGX	20301
BNGX	20302
BNGX	20303
BNGX	20304
BNGX	20305
BNGX	20306
BNGX	20307
BNGX	20308
BNGX	20309
BNGX	20310
BNGX	20311
BNGX	20312
BNGX	20313
BNGX	20314
BNGX	20315
BNGX	20316
BNGX	20317
BNGX	20318
BNGX	20319
BNGX	20320
BNGX	20321
BNGX	20322
BNGX	20323
BNGX	20324
BNGX	20325
BNGX	20326
BNGX	20327
BNGX	20328
BNGX	20329
BNGX	20330
BNGX	20331
BNGX	20332
BNGX	20333
BNGX	20334
BNGX	20335
BNGX	20336
BNGX	20337
BNGX	20338
BNGX	20339
BNGX	20340
BNGX	20341
BNGX	20342
BNGX	20343
BNGX	20344

Error! Unknown document property name.    23

BNGX	20345
BNGX	20346
BNGX	20347
BNGX	20348
BNGX	20349
BNGX	20350
BNGX	20351
BNGX	20352
BNGX	20353
BNGX	20354
BNGX	20355
BNGX	20356
BNGX	20357
BNGX	20358
BNGX	20359
BNGX	20360
BNGX	20361
BNGX	20362
BNGX	20363
BNGX	20364
BNGX	20365
BNGX	20366
BNGX	20367
BNGX	20368
BNGX	20369
BNGX	20370
BNGX	20371
BNGX	20372
BNGX	20373
BNGX	20374
BNGX	20375
BNGX	20376
BNGX	20377
BNGX	20378
BNGX	20379
BNGX	20380

Error! Unknown document property name.    24

Rider No: 002 to Railcar Lease Agreement
It is hereby agreed as of March 25, 2009 that this Rider shall become part of the Amended and Restated Railcar Lease Agreement, dated as of March 25, 2009 (the “Lease”), between Bunge North America, Inc. (“Lessor”) and Southwest Iowa Renewable Energy, LLC (“Lessee”), and that the Cars described herein shall be placed in Lessee’s service, subject to the following terms and conditions:
Capitalized Terms: All capitalized terms defined in the Lease shall have the meanings defined therein when used in this Rider No. 002 except that the term “Cars” as used herein shall only refer to the railcars described in this Rider.
Number of Cars: Three hundred twenty-five (325).
Description: 30,145 gallon tank cars, equipped with 2” x 1” top unloading capability.
Commodity: Ethanol.
Car Initials and Numbers: See Schedule 1 attached hereto.
Rental Rate: $* per Car per month, subject to the following provisions:
(a)    If Lessor is required to modify a Car in accordance with Section 19 of the Lease, then the Lease Rental Rate will increase by $* for each $* cost incurred by Lessor in the course of making modifications.
(b)    In accordance with Section 20 of the Lease, in the event that a Car travels more than 35,000 miles (empty and loaded) in Lessee’s service during any calendar year, Lessee shall pay Lessor $* per mile for each mile over * traveled by such Car.
Weight Limitation: Lessee shall not exceed the weight limitations prescribed for operation of cars in unrestricted interchange service as set forth under AAR Interchange Rule 70.
Minimum Rental Period: The minimum rental period for the Cars Leased hereunder shall be 120 months, and the Cars shall continue under Lease thereafter for successive one (1) month terms, at the same rate and under the same conditions, unless notice, in writing, requesting cancellation shall be given by either party to the other at least 30 days prior to expiration of the initial term or any successive term for Cars covered by this Rider. Thereafter, this Rider shall terminate automatically upon the date of release of the last Car covered by this Rider.
Miscellaneous: The parties acknowledge that all of the Cars to be Leased under this Rider are being built and will be delivered to Lessee’s service as released from the manufacturer.
[signatures on following page]

* Portion omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K (17 CFR § 229.601(b)(10)(iv)) because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Error! Unknown document property name.    25

IN WITNESS WHEREOF, the parties hereto have caused this Rider to be executed and delivered as of the day and year first above written.

Lessor: BUNGE NORTH AMERICA, INC. By: /s/ Eric Hakmiller Title: Vice President Bunge Biofuels	Lessee: SOUTHWEST IOWA RENEWABLE ENERGY, LLC By: /s/ Karol King Title: Chairman of the Board

Error! Unknown document property name.    26

Schedule 1 to Rider No: 002 to Railcar Lease Agreement

BRCX	10001
BRCX	10002
BRCX	10003
BRCX	10004
BRCX	10005
BRCX	10006
BRCX	10007
BRCX	10008
BRCX	10009
BRCX	10010
BRCX	10011
BRCX	10012
BRCX	10013
BRCX	10014
BRCX	10015
BRCX	10016
BRCX	10017
BRCX	10018
BRCX	10019
BRCX	10020
BRCX	10021
BRCX	10022
BRCX	10023
BRCX	10024
BRCX	10025
BRCX	10026
BRCX	10027
BRCX	10028
BRCX	10029
BRCX	10030
BRCX	10031
BRCX	10032
BRCX	10033
BRCX	10034
BRCX	10035
BRCX	10036
BRCX	10037
BRCX	10038

Error! Unknown document property name.    27

BRCX	10039
BRCX	10040
BRCX	10041
BRCX	10042
BRCX	10043
BRCX	10044
BRCX	10045
BRCX	10046
BRCX	10047
BRCX	10048
BRCX	10049
BRCX	10050
BRCX	10051
BRCX	10052
BRCX	10053
BRCX	10054
BRCX	10055
BRCX	10056
BRCX	10057
BRCX	10058
BRCX	10059
BRCX	10060
BRCX	10061
BRCX	10062
BRCX	10063
BRCX	10064
BRCX	10065
BRCX	10066
BRCX	10067
BRCX	10068
BRCX	10069
BRCX	10070
BRCX	10071
BRCX	10072
BRCX	10073
BRCX	10074
BRCX	10075
BRCX	10076
BRCX	10077
BRCX	10078
BRCX	10079

Error! Unknown document property name.    28

BRCX	10080
BRCX	10081
BRCX	10082
BRCX	10083
BRCX	10084
BRCX	10085
BRCX	10086
BRCX	10087
BRCX	10088
BRCX	10089
BRCX	10090
BRCX	10091
BRCX	10092
BRCX	10093
BRCX	10094
BRCX	10095
BRCX	10096
BRCX	10097
BRCX	10098
BRCX	10099
BRCX	10100
BRCX	10101
BRCX	10102
BRCX	10103
BRCX	10104
BRCX	10105
BRCX	10106
BRCX	10107
BRCX	10108
BRCX	10109
BRCX	10110
BRCX	10111
BRCX	10112
BRCX	10113
BRCX	10114
BRCX	10115
BRCX	10116
BRCX	10117
BRCX	10118
BRCX	10119
BRCX	10120

Error! Unknown document property name.    29

BRCX	10121
BRCX	10122
BRCX	10123
BRCX	10124
BRCX	10125
BRCX	10126
BRCX	10127
BRCX	10128
BRCX	10129
BRCX	10130
BRCX	10131
BRCX	10132
BRCX	10133
BRCX	10134
BRCX	10135
BRCX	10136
BRCX	10137
BRCX	10138
BRCX	10139
BRCX	10140
BRCX	10141
BRCX	10142
BRCX	10143
BRCX	10144
BRCX	10145
BRCX	10146
BRCX	10147
BRCX	10148
BRCX	10149
BRCX	10150
BRCX	10151
BRCX	10152
BRCX	10153
BRCX	10154
BRCX	10155
BRCX	10156
BRCX	10157
BRCX	10158
BRCX	10159
BRCX	10160
BRCX	10161

Error! Unknown document property name.    30

BRCX	10162
BRCX	10163
BRCX	10164
BRCX	10165
BRCX	10166
BRCX	10167
BRCX	10168
BRCX	10169
BRCX	10170
BRCX	10171
BRCX	10172
BRCX	10173
BRCX	10174
BRCX	10175
BRCX	10176
BRCX	10177
BRCX	10178
BRCX	10179
BRCX	10180
BRCX	10181
BRCX	10182
BRCX	10183
BRCX	10184
BRCX	10185
BRCX	10186
BRCX	10187
BRCX	10188
BRCX	10189
BRCX	10190
BRCX	10191
BRCX	10192
BRCX	10193
BRCX	10194
BRCX	10195
BRCX	10196
BRCX	10197
BRCX	10198
BRCX	10199
BRCX	10200
BRCX	10201
BRCX	10202

Error! Unknown document property name.    31

BRCX	10203
BRCX	10204
BRCX	10205
BRCX	10206
BRCX	10207
BRCX	10208
BRCX	10209
BRCX	10210
BRCX	10211
BRCX	10212
BRCX	10213
BRCX	10214
BRCX	10215
BRCX	10216
BRCX	10217
BRCX	10218
BRCX	10219
BRCX	10220
BRCX	10221
BRCX	10222
BRCX	10223
BRCX	10224
BRCX	10225
BRCX	10226
BRCX	10227
BRCX	10228
BRCX	10229
BRCX	10230
BRCX	10231
BRCX	10232
BRCX	10233
BRCX	10234
BRCX	10235
BRCX	10236
BRCX	10237
BRCX	10238
BRCX	10239
BRCX	10240
BRCX	10241
BRCX	10242
BRCX	10243

Error! Unknown document property name.    32

BRCX	10244
BRCX	10245
BRCX	10246
BRCX	10247
BRCX	10248
BRCX	10249
BRCX	10250
BRCX	10251
BRCX	10252
BRCX	10253
BRCX	10254
BRCX	10255
BRCX	10256
BRCX	10257
BRCX	10258
BRCX	10259
BRCX	10260
BRCX	10261
BRCX	10262
BRCX	10263
BRCX	10264
BRCX	10265
BRCX	10266
BRCX	10267
BRCX	10268
BRCX	10269
BRCX	10270
BRCX	10271
BRCX	10272
BRCX	10273
BRCX	10274
BRCX	10275
BRCX	10276
BRCX	10277
BRCX	10278
BRCX	10279
BRCX	10280
BRCX	10281
BRCX	10282
BRCX	10283
BRCX	10284

Error! Unknown document property name.    33

BRCX	10285
BRCX	10286
BRCX	10287
BRCX	10288
BRCX	10289
BRCX	10290
BRCX	10291
BRCX	10292
BRCX	10293
BRCX	10294
BRCX	10295
BRCX	10296
BRCX	10297
BRCX	10298
BRCX	10299
BRCX	10300
BRCX	10301
BRCX	10302
BRCX	10303
BRCX	10304
BRCX	10305
BRCX	10306
BRCX	10307
BRCX	10308
BRCX	10309
BRCX	10310
BRCX	10311
BRCX	10312
BRCX	10313
BRCX	10314
BRCX	10315
BRCX	10316
BRCX	10317
BRCX	10318
BRCX	10319
BRCX	10320
BRCX	10321
BRCX	10322
BRCX	10323
BRCX	10324
BRCX	10325

Error! Unknown document property name.    34

Error! Unknown document property name.    35

EXHIBIT A
CERTIFICATE OF ACCEPTANCE OF RAILROAD CAR
This Certificate relates to the railroad cars listed below leased by Bunge North America, Inc. to Southwest Iowa Renewable Energy, LLC under a Lease for 625 railroad cars dated as of March 25, 2009 into which this certificate is incorporated (by Section 3 thereof).
Railcar Numbers

BRCX	10001
BRCX	10002
BRCX	10003
BRCX	10004
BRCX	10005
BRCX	10006
BRCX	10007
BRCX	10008
BRCX	10009
BRCX	10010
BRCX	10011
BRCX	10012
BRCX	10013
BRCX	10014
BRCX	10015
BRCX	10016
BRCX	10017
BRCX	10018
BRCX	10019
BRCX	10020
BRCX	10021
BRCX	10022
BRCX	10023
BRCX	10024
BRCX	10025
BRCX	10026
BRCX	10027
BRCX	10028
BRCX	10029

Error! Unknown document property name.    36

BRCX	10030
BRCX	10031
BRCX	10032
BRCX	10033
BRCX	10034
BRCX	10035
BRCX	10036
BRCX	10037
BRCX	10038
BRCX	10039
BRCX	10040
BRCX	10041
BRCX	10042
BRCX	10043
BRCX	10044
BRCX	10045
BRCX	10046
BRCX	10047
BRCX	10048
BRCX	10049
BRCX	10050
BRCX	10051
BRCX	10052
BRCX	10053
BRCX	10054
BRCX	10055
BRCX	10056
BRCX	10057
BRCX	10058
BRCX	10059
BRCX	10060
BRCX	10061
BRCX	10062
BRCX	10063
BRCX	10064
BRCX	10065
BRCX	10066
BRCX	10067
BRCX	10068
BRCX	10069
BRCX	10070

Error! Unknown document property name.    37

BRCX	10071
BRCX	10072
BRCX	10073
BRCX	10074
BRCX	10075
BRCX	10076
BRCX	10077
BRCX	10078
BRCX	10079
BRCX	10080
BRCX	10081
BRCX	10082
BRCX	10083
BRCX	10084
BRCX	10085
BRCX	10086
BRCX	10087
BRCX	10088
BRCX	10089
BRCX	10090
BRCX	10091
BRCX	10092
BRCX	10093
BRCX	10094
BRCX	10095
BRCX	10096
BRCX	10097
BRCX	10098
BRCX	10099
BRCX	10100
BRCX	10101
BRCX	10102
BRCX	10103
BRCX	10104
BRCX	10105
BRCX	10106
BRCX	10107
BRCX	10108
BRCX	10109
BRCX	10110
BRCX	10111

Error! Unknown document property name.    38

BRCX	10112
BRCX	10113
BRCX	10114
BRCX	10115
BRCX	10116
BRCX	10117
BRCX	10118
BRCX	10119
BRCX	10120
BRCX	10121
BRCX	10122
BRCX	10123
BRCX	10124
BRCX	10125
BRCX	10126
BRCX	10127
BRCX	10128
BRCX	10129
BRCX	10130
BRCX	10131
BRCX	10132
BRCX	10133
BRCX	10134
BRCX	10135
BRCX	10136
BRCX	10137
BRCX	10138
BRCX	10139
BRCX	10140
BRCX	10141
BRCX	10142
BRCX	10143
BRCX	10144
BRCX	10145
BRCX	10146
BRCX	10147
BRCX	10148
BRCX	10149
BRCX	10150
BRCX	10151
BRCX	10152

Error! Unknown document property name.    39

BRCX	10153
BRCX	10154
BRCX	10155
BRCX	10156
BRCX	10157
BRCX	10158
BRCX	10159
BRCX	10160
BRCX	10161
BRCX	10162
BRCX	10163
BRCX	10164
BRCX	10165
BRCX	10166
BRCX	10167
BRCX	10168
BRCX	10169
BRCX	10170
BRCX	10171
BRCX	10172
BRCX	10173
BRCX	10174
BRCX	10175
BRCX	10176
BRCX	10177
BRCX	10178
BRCX	10179
BRCX	10180
BRCX	10181
BRCX	10182
BRCX	10183
BRCX	10184
BRCX	10185
BRCX	10186
BRCX	10187
BRCX	10188
BRCX	10189
BRCX	10190
BRCX	10191
BRCX	10192
BRCX	10193

Error! Unknown document property name.    40

BRCX	10194
BRCX	10195
BRCX	10196
BRCX	10197
BRCX	10198
BRCX	10199
BRCX	10200
BRCX	10201
BRCX	10202
BRCX	10203
BRCX	10204
BRCX	10205
BRCX	10206
BRCX	10207
BRCX	10208
BRCX	10209
BRCX	10210
BRCX	10211
BRCX	10212
BRCX	10213
BRCX	10214
BRCX	10215
BRCX	10216
BRCX	10217
BRCX	10218
BRCX	10219
BRCX	10220
BRCX	10221
BRCX	10222
BRCX	10223
BRCX	10224
BRCX	10225
BRCX	10226
BRCX	10227
BRCX	10228
BRCX	10229
BRCX	10230
BRCX	10231
BRCX	10232
BRCX	10233
BRCX	10234

Error! Unknown document property name.    41

BRCX	10235
BRCX	10236
BRCX	10237
BRCX	10238
BRCX	10239
BRCX	10240
BRCX	10241
BRCX	10242
BRCX	10243
BRCX	10244
BRCX	10245
BRCX	10246
BRCX	10247
BRCX	10248
BRCX	10249
BRCX	10250
BRCX	10251
BRCX	10252
BRCX	10253
BRCX	10254
BRCX	10255
BRCX	10256
BRCX	10257
BRCX	10258
BRCX	10259
BRCX	10260
BRCX	10261
BRCX	10262
BRCX	10263
BRCX	10264
BRCX	10265
BRCX	10266
BRCX	10267
BRCX	10268
BRCX	10269
BRCX	10270
BRCX	10271
BRCX	10272
BRCX	10273
BRCX	10274
BRCX	10275

Error! Unknown document property name.    42

BRCX	10276
BRCX	10277
BRCX	10278
BRCX	10279
BRCX	10280
BRCX	10281
BRCX	10282
BRCX	10283
BRCX	10284
BRCX	10285
BRCX	10286
BRCX	10287
BRCX	10288
BRCX	10289
BRCX	10290
BRCX	10291
BRCX	10292
BRCX	10293
BRCX	10294
BRCX	10295
BRCX	10296
BRCX	10297
BRCX	10298
BRCX	10299
BRCX	10300
BRCX	10301
BRCX	10302
BRCX	10303
BRCX	10304
BRCX	10305
BRCX	10306
BRCX	10307
BRCX	10308
BRCX	10309
BRCX	10310
BRCX	10311
BRCX	10312
BRCX	10313
BRCX	10314
BRCX	10315
BRCX	10316

Error! Unknown document property name.    43

BRCX	10317
BRCX	10318
BRCX	10319
BRCX	10320
BRCX	10321
BRCX	10322
BRCX	10323
BRCX	10324
BRCX	10325

BNGX	20003
BNGX	20007
BNGX	20011
BNGX	20014
BNGX	20022
BNGX	20028
BNGX	20029
BNGX	20030
BNGX	20031
BNGX	20032
BNGX	20036
BNGX	20038
BNGX	20040
BNGX	20041
BNGX	20042
BNGX	20046
BNGX	20049
BNGX	20051
BNGX	20054
BNGX	20055
BNGX	20057
BNGX	20058
BNGX	20059
BNGX	20061
BNGX	20062
BNGX	20063
BNGX	20065
BNGX	20067
BNGX	20068
BNGX	20073

Error! Unknown document property name.    44

BNGX	20077
BNGX	20081
BNGX	20086
BNGX	20094
BNGX	20098
BNGX	20101
BNGX	20104
BNGX	20107
BNGX	20108
BNGX	20109
BNGX	20114
BNGX	20116
BNGX	20118
BNGX	20119
BNGX	20120
BNGX	20124
BNGX	20126
BNGX	20127
BNGX	20128
BNGX	20129
BNGX	20131
BNGX	20132
BNGX	20133
BNGX	20134
BNGX	20135
BNGX	20136
BNGX	20137
BNGX	20138
BNGX	20139
BNGX	20140
BNGX	20141
BNGX	20142
BNGX	20143
BNGX	20144
BNGX	20145
BNGX	20146
BNGX	20147
BNGX	20148
BNGX	20149
BNGX	20150
BNGX	20151

Error! Unknown document property name.    45

BNGX	20152
BNGX	20153
BNGX	20154
BNGX	20155
BNGX	20156
BNGX	20157
BNGX	20158
BNGX	20159
BNGX	20160
BNGX	20161
BNGX	20162
BNGX	20163
BNGX	20164
BNGX	20165
BNGX	20166
BNGX	20167
BNGX	20168
BNGX	20169
BNGX	20170
BNGX	20171
BNGX	20172
BNGX	20173
BNGX	20174
BNGX	20175
BNGX	20176
BNGX	20177
BNGX	20178
BNGX	20179
BNGX	20180
BNGX	20181
BNGX	20182
BNGX	20183
BNGX	20184
BNGX	20185
BNGX	20186
BNGX	20187
BNGX	20188
BNGX	20189
BNGX	20190
BNGX	20191
BNGX	20192

Error! Unknown document property name.    46

BNGX	20193
BNGX	20194
BNGX	20195
BNGX	20196
BNGX	20197
BNGX	20198
BNGX	20199
BNGX	20200
BNGX	20201
BNGX	20202
BNGX	20203
BNGX	20204
BNGX	20205
BNGX	20206
BNGX	20207
BNGX	20208
BNGX	20209
BNGX	20210
BNGX	20211
BNGX	20212
BNGX	20213
BNGX	20214
BNGX	20215
BNGX	20216
BNGX	20217
BNGX	20218
BNGX	20219
BNGX	20220
BNGX	20221
BNGX	20222
BNGX	20223
BNGX	20224
BNGX	20225
BNGX	20226
BNGX	20227
BNGX	20228
BNGX	20229
BNGX	20230
BNGX	20231
BNGX	20232
BNGX	20233

Error! Unknown document property name.    47

BNGX	20234
BNGX	20235
BNGX	20236
BNGX	20237
BNGX	20238
BNGX	20239
BNGX	20240
BNGX	20241
BNGX	20242
BNGX	20243
BNGX	20244
BNGX	20245
BNGX	20246
BNGX	20247
BNGX	20248
BNGX	20249
BNGX	20250
BNGX	20251
BNGX	20252
BNGX	20253
BNGX	20254
BNGX	20255
BNGX	20256
BNGX	20257
BNGX	20258
BNGX	20259
BNGX	20260
BNGX	20261
BNGX	20262
BNGX	20263
BNGX	20264
BNGX	20265
BNGX	20266
BNGX	20267
BNGX	20268
BNGX	20269
BNGX	20270
BNGX	20271
BNGX	20272
BNGX	20273
BNGX	20274

Error! Unknown document property name.    48

BNGX	20275
BNGX	20276
BNGX	20277
BNGX	20278
BNGX	20279
BNGX	20280
BNGX	20281
BNGX	20282
BNGX	20283
BNGX	20284
BNGX	20285
BNGX	20286
BNGX	20287
BNGX	20288
BNGX	20289
BNGX	20290
BNGX	20291
BNGX	20292
BNGX	20293
BNGX	20294
BNGX	20295
BNGX	20296
BNGX	20297
BNGX	20298
BNGX	20299
BNGX	20300
BNGX	20301
BNGX	20302
BNGX	20303
BNGX	20304
BNGX	20305
BNGX	20306
BNGX	20307
BNGX	20308
BNGX	20309
BNGX	20310
BNGX	20311
BNGX	20312
BNGX	20313
BNGX	20314
BNGX	20315

Error! Unknown document property name.    49

BNGX	20316
BNGX	20317
BNGX	20318
BNGX	20319
BNGX	20320
BNGX	20321
BNGX	20322
BNGX	20323
BNGX	20324
BNGX	20325
BNGX	20326
BNGX	20327
BNGX	20328
BNGX	20329
BNGX	20330
BNGX	20331
BNGX	20332
BNGX	20333
BNGX	20334
BNGX	20335
BNGX	20336
BNGX	20337
BNGX	20338
BNGX	20339
BNGX	20340
BNGX	20341
BNGX	20342
BNGX	20343
BNGX	20344
BNGX	20345
BNGX	20346
BNGX	20347
BNGX	20348
BNGX	20349
BNGX	20350
BNGX	20351
BNGX	20352
BNGX	20353
BNGX	20354
BNGX	20355
BNGX	20356

Error! Unknown document property name.    50

BNGX	20357
BNGX	20358
BNGX	20359
BNGX	20360
BNGX	20361
BNGX	20362
BNGX	20363
BNGX	20364
BNGX	20365
BNGX	20366
BNGX	20367
BNGX	20368
BNGX	20369
BNGX	20370
BNGX	20371
BNGX	20372
BNGX	20373
BNGX	20374
BNGX	20375
BNGX	20376
BNGX	20377
BNGX	20378
BNGX	20379
BNGX	20380

Lessee hereby certifies that the railcars listed above were delivered to and received by Lessee, determined to be acceptable under the applicable standards (set forth in Section 3 of the Lease); and Lessee hereby certifies its acceptance of the railcars as of January 30, 2009.
LESSEE:
SOUTHWEST IOWA RENEWABLE ENERGY, LLC

BY: /s/ Karol King_________________
TITLE: Chairman of the Board_______

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